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                                  Exhibit 10.14

                           Consulting Contract between
                  Enterbank Holdings, Inc. and Ronald E. Henges
                  ---------------------------------------------

Contract Objectives:

..    To assist in the business growth and development of Enterbank Holdings,
     Inc. and its subsidiaries;
..    To provide professional advisory services in all matters pertaining to the management of the Holding Company;
..    To provide personal coaching and counseling to officers and executives of the Holding Company as needed;
..    To provide leadership and direction to the Board of Directors of the
     Holding Company on behalf of the shareholders.

Scope of Services:

..    Serve as an advisor to the Board of Directors for Enterbank Holdings, Inc.;
..    Help the company in determining strategic planning, policy direction, and overall management of the Bank and other businesses;
..    Assist in the annual strategic planning and budgeting process for Enterbank
     Holdings, Inc., Enterprise Bank and Enterprise Trust;
..    Personnel business development and marketing for the Bank's operation;
..    Assistance in recruiting and training Directors;
..    Provision of organizational development services including training, coaching, and assistance in the annual performance contracting process with key employees;
..    Coordination of various public relations and promotional programs on behalf of the Holding Company and Enterprise Bank;
..    Preparation of marketing materials, reports and letters to shareholders, and leadership of business development seminars.

Engagement Term and Conditions:

The above services are to be performed for an annual fee of $40,000.00 payable in twelve (12) equal monthly installments. The contract is renewable annually by each party. Either party may cancel the contract with thirty (30) days written notice.

Accepted by:


/s/Ronald E. Henges                 October 9, 2001
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Ronald E. Henges                    Date

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